UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 28, 2006
DEVELOPERS DIVERSIFIED
REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (216) 755-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On September 28, 2006, Mohsen Anvari tendered his resignation as a director of Developers Diversified Realty Corporation (the “Company”) effective immediately. Mr. Anvari’s resignation was not the result of disagreement on any matter relating to the Company’s operations, policies or practices. At the time of his resignation, Mr. Anvari was a member and chair of the Nominating and Corporate Governance Committee of the Company’s board of directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation (Registrant)

Date:October 2, 2006
	By:	/s/ William H. Schafer

William H. Schafer
Executive Vice President and Chief Financial Officer